Waxess USA Statements of Operations (Waxess USA, Inc., USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Net revenue	$ 160,441	$ 147,661
Cost of sales	328,036	116,886
Gross profit (loss)	(167,595)	30,775
Operating expenses
Research and development	1,803,809	79,084
Selling, general, and administrative	2,162,700	914,272
Total operating expenses	3,966,509	993,356
Net loss from operations	(4,134,104)	(962,581)
Other expense
Interest expense	427,301	63,370
Other expense, net	288,970	0
Total other expense, net	716,271	63,370
Net loss	$ (4,850,375)	$ (1,025,951)
Loss per share-basic and diluted	$ (0.98)	$ (0.24)
Weighted average common shares outstanding	4,969,617	4,329,714